UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                FEBRUARY 15, 2005


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

           0-13368                                 37-1103704
    (Commission File Number)            (IRS Employer Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Item 8.01. Other Events

Subsequent to its earnings release on January 26, 2005, the Company recognized adjustments to its earnings for the year ended December 31, 2004 that will have the effect of increasing reported earnings by approximately 1.5%.

The Company has determined that 2004 net income should be reported as $9,751,000 and diluted earnings per share should be reported as $2.13. Net income of $9,604,000 and diluted earnings per share of $2.09 were originally reported.

The revision to 2004 earnings reflects the net effect of refinements in the Company's estimates for deferred loan fees, deferred compensation and accrued income taxes made in connection with the external audit process.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    FIRST MID-ILLINOIS BANCSHARES, INC.



Date:  February 15, 2005            /s/ William S. Rowland

                                    William S. Rowland
                                    President and Chief Executive Officer